Exhibit 10(e)(8)

EIGHTH AMENDMENT TO THE
KAISER GROUP INTERNATIONAL, INC.
SECTION 401(k) PLAN

WHEREAS, Kaiser Group International, Inc., which was formerly named ICF Kaiser International, Inc. (the “Company”), maintains that Kaiser Group International, Inc. Section 401(k) Plan (the “Plan”), which was most recently restated effective January 1, 1996;

WHEREAS, the Company would like to amend the Plan regarding Gap Period Earnings;

WHEREAS, the Company has retained the authority pursuant to Section 10.2 of the Plan to amend the Plan;

NOW THEREFORE, BE IT RESOLVED, that, effective January 1, 2001, the following amendments are hereby adopted:

1.                                       Section 4.4(c) is amended by the addition of the following paragraph at the end thereof to provide as follows:

Any adjustments to salary deferrals or employer matching contributions shall be subject to gap period earnings.  The plan will apply “gap period” earnings for all corrections of Excess Contributions, Excess Aggregate Contributions and Excess Annual Additions. Gap period earning shall be defined as follows:

The amount of income or loss allocable to a Participant’s Excess for the period between the end of the taxable year of the Participant and the date of distribution (“gap period”).  The income or loss allocable to each such period is calculated separately and is determined by multiplying the income or loss allocable to the Participant’s Excess for the respective period by a fraction. The numerator of the fraction is the Participant’s Excess for the taxable year of the Participant.  The denominator is the balance, as of the last day of the respective period, of the Participant’s Account that is attributable to the Participant’s Account reduced by the gain allocable to such total amount for the respective period and increased by the loss allocable to such total amount for the respective period.

2.                                       Section 4.7(d)(ii) is amended by the addition of the following paragraph at the end thereof to provide as follows:

Any adjustments to salary deferrals or employer matching contributions shall be subject to gap period earnings.  The plan will apply “gap period” earnings for all corrections of Excess Contributions, Excess Aggregate Contributions and Excess Annual Additions. Gap period earning shall be defined as follows:

The amount of income or loss allocable to a Participant’s Excess for the period between the end of the taxable year of the Participant and the date of distribution (“gap period”).  The income or loss allocable to each such period is calculated separately and is determined by multiplying the income or loss allocable to the Participant’s Excess for the respective period by a fraction. The numerator of the fraction is the Participant’s Excess for the taxable year of the Participant.  The denominator is the balance, as of the last day of the respective period, of the Participant’s Account that is attributable to the Participant’s Account reduced by the gain allocable to such total amount for the respective period and increased by the loss allocable to such total amount for the respective period.

3.                                       Section 4.8 is amended by the addition of the following paragraph at the end thereof to provide as follows:

Any adjustments to salary deferrals or employer matching contributions shall be subject to gap period earnings.  The plan will apply “gap period” earnings for all corrections of Excess Contributions, Excess Aggregate Contributions and Excess Annual Additions. Gap period earning shall be defined as follows:

1

The amount of income or loss allocable to a Participant’s Excess for the period between the end of the taxable year of the Participant and the date of distribution (“gap period”).  The income or loss allocable to each such period is calculated separately and is determined by multiplying the income or loss allocable to the Participant’s Excess for the respective period by a fraction. The numerator of the fraction is the Participant’s Excess for the taxable year of the Participant.  The denominator is the balance, as of the last day of the respective period, of the Participant’s Account that is attributable to the Participant’s Account reduced by the gain allocable to such total amount for the respective period and increased by the loss allocable to such total amount for the respective period.

Executed this 10th day of December, 2002.

KAISER GROUP HOLDINGS, INC.

/s/ John T. Grigsby, Jr.
By: John T. Grigsby, Jr.
Title: President and Chief Executive Officer